Annual Shareholder Meeting
April 19, 2011
Exhibit 99.1

Adele Skolits
CFO and VP of Finance

Safe Harbor Statement
This presentation includes “forward-looking statements” within the meaning of Section
27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as
amended, regarding, among other things, our business strategy, our prospects and our financial position. These statements can be identified by the use of forward-looking terminology such as “believes,” “estimates,” “expects,” “intends,” “may,” “will,”
“should,” “could,” or “anticipates” or the negative or other variation of these similar words, or by discussions of strategy or risks and uncertainties. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could vary materially from the Company’s expectations and projections. Important factors that could cause actual results to differ materially from such forward-looking statements include, without limitation, risks related to the following:
❑Increasing competition in the communications industry; and
❑A complex and uncertain regulatory environment.
A further list and description of these risks, uncertainties and other factors can be found in the Company’s SEC filings which are available online at www.sec.gov,
www.shentel.com or on request from the Company. The Company does not undertake to update any forward-looking statements as a result of new information or future events or developments

Use of Non-GAAP Financial Measures
Included in this presentation are certain non-GAAP financial measures that are not determined in accordance with US generally accepted accounting principles. These financial performance measures are not indicative of cash provided or used by operating activities and exclude the effects of certain operating, capital and financing costs and may differ from comparable information provided by other companies, and they should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with US generally accepted accounting principles. These financial performance measures are commonly used in the industry and are presented because Shentel believes they provide relevant and useful information to investors. Shentel utilizes these financial performance measures to assess its ability to meet future capital expenditure and working capital requirements, to incur indebtedness if necessary, return investment to shareholders and to fund continued growth. Shentel also uses these financial performance measures to evaluate the performance of its businesses and for budget planning purposes.

2010 Financial Highlights
Net Income (in millions)
Net Income from Continuing
Operations (in millions)

SHENTEL

$35
$30
$25
$20
$15
$10
$5
$0
$10
$16
$5
$32
$10
$11
$19
$15
$24
$15
$18
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010

Long-term Growth in Net Income (in millions)

2010 Significant Events
❑JetBroadBand acquisition-related
 transaction costs - $3.1 million before tax
 and $1.8 million after tax
❑New Prepaid Customers - Net loss $.6
 million pre-tax, $.4 million after-tax
❑Closed Defined Benefit Pension Plan -
 Incurred cost of $3.8 million, pre-tax, $2.3
 million after tax
❑Directory Sale - sold publishing rights for $4
 million gain pre-tax, $2.4 million after tax

SHENTEL

$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
$44
$69
$93
$106
$120
$137
$159
$130
$144
$161
$195
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010

Growth in Revenues (in millions)
Note: Effective 2007, Shentel amended its agreement with Sprint Nextel. The net effect of this amendment was a reduction in both revenues and expenses.

SHENTEL

$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
45.0%
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
$74.5
$45.5
$42.6
$4.7
$13.4
$18.7
Costs of Goods and Services
Selling, General, & Administrative
Depreciation & Amortization
Interest Expense
Income Taxes
Net Income

2010 Expenses (in millions) as % of Revenue

5.0
4.5
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010

Debt to Operating Cash Flow

$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$0.88
$0.93
$1.11
$1.06
$0.79
2006*
2007
2008
2009
2010

Earnings Per Share (EPS) - Continuing Operations
*-Includes gain on sale of Rural Telephone Bank stock of $.27 in EPS from Continuing Operations and EPS

$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$0.76
$0.79
$1.03
$0.64
$0.76
2006*
2007
2008
2009
2010

Earnings Per Share (EPS)
*-Includes gain on sale of Rural Telephone Bank stock of $.27 in EPS from Continuing Operations and EPS

SHENTEL

$0.35
$0.30
$0.25
$0.20
$0.15
$0.10
$0.05
$0.00
$0.11
$0.12
$0.12
$0.13
$0.14
$0.15
$0.25
$0.27
$0.30
$0.32
$0.33
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010

Cash Dividends Per Share

SHENTEL

8.0
6.0
4.0
2.0
0.0
(2.0)
(4.0)
(6.0)
5.9
5.6
(2.4)
(4.9)
(2.5)
Postpaid Revenue
Prepaid Revenue
Service Rate Fee
Prepaid Acquisition
Network Operating Costs

Wireless Segment - Significant Changes in Adjusted
OIBDA 2010 vs. 2009 (in $ millions)

SHENTEL

15.0
10.0
5.0
0.0
(5.0)
(10.0)
13.1
5.8
0.9
(5.6)
(5.8)
(5.9)
Video Revenues
Internet Revenues
Voice Revenues
Customer Acquisition
Programming Costs
Network & Backhaul

Cable Segment - Significant Changes in Adjusted
OIBDA 2010 vs. 2009 (in $ millions)

250
200
150
100
50
0
SHENANDOAH TELECOMMUNICATIONS COMPANY
NASDAQ U.S. INDEX
NASDAQ TELECOMMUNICATIONS INDEX
2005
2006
2007
2008
2009
2010

Total Return - 5 Years

Earle MacKenzie
COO and EVP

19% CAGR
154
187
211
223
277
50
227
303
67
236
2006
2007
2008
2009
7/1/2010
12/31/2010
Postpaid
Prepaid

Key Operational Results - Wireless
PCS Retail Subscribers (000s)

29,950
17,071
11,356
12,879
2009
2010
Postpaid
Prepaid

Key Operational Results - Wireless
PCS Net Additions

How Does Shentel’s Wireless Compare?
 2010 Results (in thousands)
Verizon
AT&T
Sprint
Shentel
US
Cellular
Alltel
(ATNI)
T-
Mobile
NTELOS
Covered
POPs

292,000

296,000

277,800
 2,049

46,546

6,750

300,000

5,832
2010 Net
Adds or
(Loss)
1,977
3,105
783
30
(15)
(110)
(856)
(6)
Total Subs

87,535

74,565

45,389
 303

5,729

718

30,934

432
Penetration
30.0%
24.9%
16.3%
14.8%
12.3%
10.6%
10.3%
7.4%
 Note: Totals exclude wholesale subscribers.

$55.81
$18.79
$37.02
$55.32
$21.36
$33.96
$17.60
Postpaid 2009
Postpaid 2010
Prepaid 2010
Voice
Data

Key Operational Results - Wireless
PCS Gross Billed Data & Voice

Total Up 8%
$21.1
$6.8
$14.7
$102.2
Net Up 9%
$25.2
$5.6
$15.1
$111.3
2009
2010
Management & Service Fees
Write-offs
Service Credits & Adjustments
Net Revenue

$144.8
$156.8
Key Operational Results - Wireless
PCS Annual Billed Service Revenues (in millions)
* $25.2M of Management & Service Fees includes $24.8M from Postpaid and $.4M from Prepaid.
**
** $111.3M of Net Revenue includes $105.7M from Postpaid and $5.6M from Prepaid.
*

SHENTEL

Salem
Oakland
Hagerstown
Martinsburg
Shepherdstown
Winchester
Leesburg
Ashburn (Equinix)
Herndon
Strasburg
Front Royal
Woodstock
Edinburg (NOC)
Warrenton
New Market
Harrisonburg
Petersburg
Franklin
Weston
Marlinton
Charleston
Summersville
Charlottesville
Pineville
Beckley
Covington
Welch
Lynchburg
Appomattox
Bedford
Roanoke
Rustburg
Farmville
Crewe
Dinwiddie
Radford
Keysville
Blackstone
Kenbridge
Lebanon
Wytheville
Rocky Mount
Lawrenceville
Martinsville
South Boston
Clarksville
Danville
South Hill
Future
IP Peering
Atlanta, GA

Rapid Communications JetBroadband Suddenlink

Cable Service Areas

SHENTEL

Video - .5
Data - 6.1
Voice - 3.4
104.4
10.0
69.6
26.1
18.0
8.1
0.5
24.9
24.4
(1.8)
24.9
2008
2009
2010
Beginning RGUs
Divested RGUs
Acquired RGUs
Growth

Cable Revenue Generating Units (000s)

SHENTEL

| | 12/31/2009 | 12/31/2010 | Industry Average * |
|---|---|---|---|
| **Video** | | | |
| Homes Passed | 56,268 | 178,763 | |
| Penetration | 40.5% | 37.7% | 45.6% |
| **High-speed Internet** | | | |
| Available Homes | 25,748 | 144,099 | |
| Penetration | 8.1% | 21.4% | 34.5% |
| **Voice** | | | |
| Available Homes | 0 | 118,652 | |
| Penetration | n/a | 5.3% | 18.9% |

How Does Shentel Cable Compare?
* Industry Averages are from SNL Kagan's estimate of U.S. totals.

Key Operational Results - Wireline
Access Lines (000s)

8.1
7.5
9.9
4.9
11.0
3.4
11.9
2.2
2007
2008
2009
2010
DSL customers
Dial-up customers

Key Operational Results - Wireline
Internet Customers (000s)

SHENTEL

5.1
49.6
11.2
16.7
19.5
45.1
3.5
13.5
8.7
27.5
4.5
27.4
11.2
12.8
2008 Actual
65.6
2009 Actual
53.2
2010 Actual
55.9
2011 Projected
82.6
Wireless
Wireline
Cable
Other

Investing in the Future - CapEx Spending
$0.5 each,
Cable and
Other

Annual Shareholder Meeting
April 19, 2011